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                                 $27,710,000
                             TERM LOAN AGREEMENT
                                   Between

                            JAIX LEASING COMPANY,
                                   Borrower

                                     and

              NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA;
                                    Lender

                                 Dated as of
                                June 14, 1996



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



                               TABLE OF CONTENTS


ARTICLE 1.  DEFINITIONS....................................................  1
      SECTION 1.01      Definitions........................................  1

ARTICLE 2.  AMOUNT AND TERMS OF THE LOAN...................................  5
      SECTION 2.01      The Loan...........................................  5
      SECTION 2.02      Making the Loan....................................  5
      SECTION 2.03      Principal; Interest................................  5
      SECTION 2.04      The Note...........................................  6
      SECTION 2.05      Payment on Non-Business Days.......................  6
      SECTION 2.06      Prepayments........................................  6
      SECTION 2.07      Use of Proceeds....................................  6

ARTICLE 3.  CONDITIONS OF LENDING..........................................  7
      SECTION 3.01      Conditions Precedent to Loan.......................  7
      SECTION 3.02      Certain Borrower Covenants.........................  8

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES.................................  9
      SECTION 4.01      Representations and Warranties of the Borrower.....  9
      SECTION 4.02      Representations of the Lender...................... 13

ARTICLE 5.  COVENANTS OF THE BORROWER...................................... 14
      SECTION 5.01      Covenants.......................................... 14

ARTICLE 6.  EVENTS OF DEFAULT.............................................. 16
      SECTION 6.01      Events of Default.................................. 16

ARTICLE 7.  REGISTRATION OF THE NOTE,
              RESTRICTIONS ON THE TRANSFERABILITY OF THE NOTE.............. 18
      SECTION 7.01      Lender Representations and Indemnity............... 18
      SECTION 7.02      Transfer of Note................................... 19
      SECTION 7.03      Loss or Mutilation of Note......................... 19
      SECTION 7.04      Issuance of New Note............................... 19
      SECTION 7.05      Registered Owner................................... 20

ARTICLE 8.  MISCELLANEOUS.................................................. 20
      SECTION 8.01      Amendments. Etc.................................... 20
      SECTION 8.02      Notices Etc........................................ 20
      SECTION 8.03      No Waiver; Remedies................................ 21
      SECTION 8.04      Accounting Terms................................... 21
      SECTION 8.05      Binding Effect; Assignments; Participation......... 21
      SECTION 8.06      GOVERNING LAW...................................... 22
      SECTION 8.07      Submission to Jurisdiction......................... 22
      SECTION 8.08      Indemnity.......................................... 22
      SECTION 8.09      Counterparts....................................... 23

      SECTION 8.10      Headings and Table of Contents..................... 23
      SECTION 8.11      Severability....................................... 23
      SECTION 8.12      Entire Agreement................................... 23
      SECTION 8.13      Confidentiality.................................... 24
      SECTION 8.14      Costs, Expenses, Taxes and Indemnities............. 24
      SECTION 8.15      No Third Party Beneficiary......................... 24
      SECTION 8.16      Inconsistencies with Other Documents............... 25
      SECTION 8.17      Construction....................................... 25
      SECTION 8.18      Survival of Representations........................ 25
      SECTION 8.19      Survival of Indemnities the Security Agreement..... 25
      SECTION 8.20      WAIVER OF JURY TRIAL............................... 25

SCHEDULE A -- Equipment Lessees
SCHEDULE B -- Termination Values

EXHIBIT A -- Form of  Secured  Promissory  Note
EXHIBIT B -- Form of  Security Agreement - Chattel Mortgage
EXHIBIT C -- Form of Lockbox Agreement
EXHIBIT D -- Form of  Opinions
EXHIBIT E -- Form of  Equipment  Leases
EXHIBIT F -- Form of Notice of Assignment

TERM LOAN AGREEMENT dated as of June 14, 1996 between JAIX LEASING COMPANY, a Delaware corporation (the "Borrower"), and NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation (together with its successors and assigns, referred to herein as the "Lender").


                             W I T N E S S E T H:

     WHEREAS, the Borrower is the owner of railcars which are more fully described in Schedule A to the Security Agreement (as defined herein) (such cars hereinafter called individually, an "Item of Equipment" and collectively, the "Equipment");

     WHEREAS, the Borrower has entered into operating leases related to the Equipment, which leases and the lessees thereunder are more fully described in Schedule A to this Agreement; and

     WHEREAS, the Borrower wishes to borrow from the Lender in order to repay existing indebtedness and to obtain additional working capital.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties hereto agree as follows:

                                  ARTICLE 1.
                                  DEFINITIONS

      SECTION 1.011 Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

     "AAR" shall have the meaning specified in Section 1.01 of the Security Agreement.

     "Adjusted  Equipment Cost" shall mean  $27,710,000  reduced as set forth in
Section 2.06 of this Agreement.

     "Affiliate" of any Person shall mean any other Person which directly or indirectly controls, or is controlled by, or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the term "controlled" shall have a meaning correlative to the foregoing.

     "Agreement" shall mean this $27,710,000 Term Loan Agreement as the same may be amended, supplemented or modified, from time to time.

     "Borrower" shall have the meaning specified in the first paragraph of this Agreement.

     "Business Day" means any day of the year other than a Saturday, Sunday or a holiday on which banks are required or authorized by law to close in Charlotte, North Carolina.

     "Closing Date" means the date of borrowing under this Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and rulings and regulations issued thereunder.

     "Collateral" shall have the meaning assigned to it in Section 2 of the Security Agreement.

     "Commitment" has the meaning specified in Section 2.01.

     "Commitment Fee" shall mean a fee of 1% of the Commitment to be paid by Borrower to the Lender on the Closing Date.

     "Default" shall mean an event or condition that, with the giving of notice, the passage of time or both may become an Event of Default.

     "Defaulted Lease" shall mean an Equipment Lease as to which a default in the payment of rent has occurred and continued for ninety (90) days.

     "Default Rate" shall have the meaning assigned to it in Section 2.03(b) hereof.

     "Dollars" and "$" mean the lawful and freely transferable currency of the United States of America.

     "Equipment" shall have the meaning assigned to it in the first WHEREAS Clause hereof.

     "Equipment Cost" shall be the Equipment Cost of each Item of Equipment specified in Schedule B hereto.

     "Equipment Leases" shall mean the operating leases entered into by the Borrower related to the Equipment, which leases are more fully described in Schedule A to this Agreement.

     "Equipment Lessees" shall mean the Equipment Lessees, identified in Schedule A to this Agreement as lessees under the Equipment Leases.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" shall mean each trade, business or other organization (whether or not incorporated) which, together with the Borrower, is treated as a "single employer" within the meaning of Section 414(b), (c) or (m) of the Code.

     "Event of Default" shall have the meaning provided in Article 6 of this Agreement.

     "FNB Lien" shall mean the Lien in favor of The First National Bank of Chicago, as Agent under the Credit Agreement dated May 12, 1995 among the Lenders (as defined therein), JAIX Leasing Company and the First National Bank of Chicago, as Agent.

     "GAAP" means at any time the generally accepted United States accounting principles at such time.

     "ICC Termination Act" shall mean the ICC Termination Act of 1995.

     "Interest  Rate" shall mean the interest  rate on the Loan, as specified in
Section 2.03.

     "Item of Equipment" shall have the meaning assigned to it in the first WHEREAS Clause of this Agreement.

     "Lender" shall have the meaning assigned to it in the first paragraph of this Agreement.

     "Liens" shall have the meaning assigned to it in Section 3.03 of the Security Agreement.

     "Loan"  means  the loan  made by the  Lender to the  Borrower  pursuant  to
Article 2 hereof and evidenced by the Note.

     "Loan Documents" shall mean this Agreement, the Security Agreement, the Lockbox Agreement and the Note, and any certificates or documents executed in connection herewith or therewith.

     "Lockbox Agreement" shall mean the Lockbox Agreement substantially in the form of Exhibit F.

     "Maturity Date" shall mean the final maturity date of the Loan, as specified in the Note.

     "New Note(s)" shall have the meaning assigned to it in Section 7.04(a) hereof.

     "Note" shall have meaning assigned to it in Section 2.04 hereof.

     "Notice of  Assignment"  shall have the  meaning  assigned to it in Section
3.02 hereof.

     "Notice of Borrowing" shall have the meaning assigned to it in Section 2.02 hereof.

     "Old Note" shall have the meaning assigned to it in Section 7.04(a) hereof.

     "Pay Proceeds Letter" shall have the meaning assigned to it in Section 2.02 hereof.

     "Payment Date" shall mean the 14th day of each calendar month, commencing July 14, 1996.

     "Permitted Liens" shall have the meaning assigned to it in Section 3.03 of the Security Agreement.

     "Person" shall mean and include any individual, business trust, partnership, limited liability company, limited liability partnership, joint venture, firm, corporation, association, joint stock company, trust or other enterprise or any government or political sub-division or agency, department or instrumentality thereof.

     "Register" shall have the meaning assigned to it in Section 7.05 hereof.

     "Replacement Unit" shall have the meaning assigned to it in Section 1.01 of the Security Agreement.

     "Replacement Lease" shall have the meaning assigned to it in Section 1.01 of the Security Agreement.

     "Responsible Officer" shall mean the President, the Chief Financial Officer, the Senior Vice President Finance, the Treasurer, the Assistant Treasurer or any Person instructed by the Borrower to have responsibility of and to administer this transaction.

     "Rolling Stock" shall mean standard gauge railroad rolling stock, other than passenger equipment or work equipment, used or intended for use in connection with interstate commerce; excluding, however, railroad rolling stock scrapped or intended to be scrapped.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Security Agreement" shall mean the Security Agreement - Chattel Mortgage substantially in the form of Exhibit B hereto, between the Borrower and the Lender as the same may be amended, supplemented or modified from time to time.

     "Subsidiary" shall mean with respect to any Person, any corporation, association, partnership or other business entity which is required to be consolidated with the Borrower under GAAP.

     "Surface Transportation Board" shall mean the Surface Transportation Board established by the ICC Termination Act.

     "Termination Value" shall mean the applicable amount determined pursuant to Schedule B to this Agreement.

     "Transferee" shall mean a transferee  permitted under Article 7 and Section
8.05 hereof.

     "UCC" shall mean the Uniform Commercial Code in effect in the State of North Carolina, unless otherwise specified, as amended from time to time.


                                  ARTICLE 2.
                         AMOUNT AND TERMS OF THE LOAN

     SECTION 1.021 The Loan. Upon the terms and subject to the conditions hereinafter set forth, the Lender agrees to make a term loan (the "Loan") to the Borrower in a single advance on the date of this Agreement in an amount equal to Twenty Seven Million Seven Hundred Ten Thousand Dollars ($27,710,000.00) (the "Commitment").

     SECTION 1.022 Making the Loan. The Loan shall be made on at least five (5) Business Day's written or telegraphic, telex or telecopy notice from the Borrower to the Lender at the offices of the Lender, specifying the date (which shall be a Business Day) of the Loan (the "Notice of Borrowing"). The Notice of Borrowing shall be irrevocable and binding on the Borrower (provided that on the Closing Date the representations of the Lender set forth in Article 4 hereof are true). Not later than 1:00 P.M. (Charlotte, North Carolina time) on the date of such Loan and upon fulfillment of the applicable conditions set forth in Article 3, Lender will make such Loan available to the Borrower by wire transfer of immediately available funds in the principal amount of the Commitment in accordance with the payment instructions of the Borrower to the Lender set forth in the letter (the "Pay Proceeds Letter") delivered to the Lender along with the Notice of Borrowing.

     SECTION 1.023 Principal; Interest. (a) The Borrower shall pay to the Lender, in arrears, interest on the unpaid principal amount of the Loan outstanding at a per annum rate of 9.350% (the "Interest Rate"). All calculations of applicable interest under this Section 2.03 shall be made on the basis of the actual number of days elapsed in a 360-day year. The Borrower shall pay principal of the Loan and accrued unpaid interest thereon in one hundred twenty (120) installments, all of such installments, except for the last, each being in the amount of 1.073007% of the Adjusted Equipment Cost, and the last and final installment being in the amount of the then remaining unpaid principal balance of the Loan, together with all accrued unpaid interest thereon. The first such installment shall be due and payable on July 14, 1996 and a like installment shall be due and payable on the same day of each succeeding month thereafter until the Maturity Date when the then remaining unpaid principal balance of the Loan, together with all accrued unpaid interest on the Loan, shall become due and payable. Each such installment will be applied first to accrued unpaid interest and the balance to principal.

            (b) The Borrower shall pay to the Lender interest on overdue principal and (to the extent permitted by applicable law) overdue interest and on any other amounts payable hereunder, under the Note or under the Security Agreement which are overdue, at the rate (the "Default Rate") of two percent (2%) per annum in excess of the Interest Rate in each case (calculated on the basis of the actual number of days elapsed in a 360-day year), and such interest shall be payable upon demand of the Lender.

            (c) In no event shall the interest rate for the Note or any other amount payable under the Loan Documents exceed the maximum rate permitted by law; provided, further that the interest rate payable pursuant to this Agreement and the Note shall be at all times the lower of (i) the relevant interest rate stated in the Note, or (ii) the maximum interest rate permitted under applicable law. In the event the Lender ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of such other amounts due hereunder or under the Note or under the Security Agreement then outstanding, and, if such other amounts then outstanding are paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, (A) characterize any non-principal payment as an expense, fee, or premium rather than as interest,
(B) exclude any voluntary prepayments and the effects thereof, and (C) spread the total amount of interest throughout the period during which any principal of the Loan remains outstanding so that the interest rate is uniform throughout the period during which any principal of the Loan remains outstanding.

     SECTION 1.024 The Note. The Loan shall be evidenced by a senior secured promissory note (the "Note") duly executed by the Borrower in favor of the Lender, dated the Closing Date, which shall be issued as a fully registered note in substantially the form attached hereto as Exhibit A delivered to the Lender pursuant to Article 3. The Note shall be payable in arrears on the dates and in the amounts set forth in Schedule I of such Note.

     SECTION 1.025 Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, together with interest thereon to the date of payment.

     SECTION 1.026 Prepayments. The Borrower may not prepay all or a portion of the Loan except as expressly permitted in this Agreement or in the Security Agreement. The Loan shall not be prepayable in whole or part except as follows:
(a) in part as required by clause (ii) of Section 4.03 (Expired Leases; Defaulted Leases) of the Security Agreement by paying the applicable Termination Value; (b) in part as required by Section 5.02 (Casualty Loss) of the Security Agreement by paying the applicable Termination Value; (c) in part in the event an Equipment Lessee elects pursuant to its Equipment Lease to purchase for its own account the Equipment subject to its Equipment Lease, by paying the applicable Termination Value and (d) in any other event, on any Payment Date, upon ten (10) days prior written notice specifying the Items of Equipment as to which the Loan is being prepaid, in whole, by paying the unpaid principal balance, or in part, by paying the applicable Termination Value with respect to the Items of Equipment with respect to which the Loan is being prepaid. All prepayments of the Loan shall be accompanied by accrued interest on the amount prepaid. Amounts paid or prepaid hereunder may not be reborrowed. The Adjusted Equipment Cost shall be reduced upon each prepayment by the Equipment Cost of each Item of Equipment with respect to which the Loan has been prepaid.

     SECTION 1.027 Use of Proceeds. The proceeds of the Loan shall be used by the Borrower to prepay existing indebtedness and for other general corporate purposes.

                                  ARTICLE 3.
                             CONDITIONS OF LENDING

     SECTION 1.031 Conditions Precedent to Loan. The obligation of the Lender to advance the Commitment shall be subject to fulfillment of the following conditions precedent on or prior to the Closing Date in form and substance satisfactory to the Lender and its counsel:

            (a) The Borrower shall have delivered to the Lender the Notice of Borrowing along with the Pay Proceeds Letter;

            (b) The Lender shall have received on or before the Closing Date the following, each dated the Closing Date, in form and substance satisfactory to the Lender:

                  (i) the Note duly executed by the Borrower issued to the Lender;

                  (ii) the Security Agreement duly executed by the Borrower and filed with the Surface Transportation Board and with the Registrar General of Canada, together with evidence of such filings;

                  (iii) the Lockbox Agreement duly executed by the Borrower, the Lender and NationsBank, N.A.;

                  (iv) a certified copy of the Borrower's certificate of incorporation, by-laws and resolutions of the Board of Directors of the Borrower authorizing Borrower's execution, delivery and performance under this Agreement, the Security Agreement, the Note and all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents;

                  (v) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver the Loan Documents and the other documents to be delivered hereunder;

                  (vi) a favorable opinion of each of Ross & Hardies, special counsel to the Borrower, covering the matters set forth in Exhibit D-1 hereto;

                  (vii)  evidence  that the Borrower has the title  specified in
      Section 4.01(j), free and clear of the FNB Lien, and confirmation that the UCC-1 financing statements naming the Lender as secured party in the States of Illinois and Pennsylvania have been filed in all proper recording offices in connection with the Collateral;

                  (viii) a certificate as to insurance from Borrower's insurance carriers, naming the Lender as a loss payee and additional insured, which satisfies the requirement of Section 3.02 of the Security Agreement; and

                  (ix) such other approvals, opinions, documents or filings the Lender may reasonably request.


            (c) The Borrower shall have made a notation on each original executed Equipment Lease constituting Collateral, other than the executed copy that was delivered to the Equipment Lessee, clearly describing the Lender's security interest therein and shall have delivered the "chattel paper counterpart" of each Equipment Lease to Secured Party;

            (d) On the Closing Date and after giving effect to the making of the Loan, the following statements shall be true on and as of such date and the Lender shall have received a certificate signed by a duly authorized officer of the Borrower, dated the Closing Date, stating that:

            (i) The  representations and warranties of the Borrower contained in
      ARTICLE 4 hereof and in Section 3 of the Security Agreement are true and accurate with the same effect as if made on and as of such date; and

            (ii) No Event of Default and no event which would become such an Event of Default after the lapse of time or the giving of notice or both has occurred and is continuing or will exist upon the disbursement of the Loan; and

            (e) The Borrower shall have paid all fees and any and all other expenses of the Lender required to be paid by Borrower incurred in connection with this Agreement, the Note, the Security Agreement, and the transactions contemplated hereunder and thereunder, including the Commitment Fee.

     SECTION 3.02 Certain Borrower Covenants. The Borrower covenants and agrees that it will deliver the following in form and substance satisfactory to the Lender and its counsel:

            (a) within forty-five (45) days of the Closing date, a certificate as to insurance from each Equipment Lessee's insurance carrier, naming Lender as a loss payee and additional insured, which satisfies the requirement of Section
3.02 of the Security Agreement;

            (b) within thirty (30 ) days of the Closing Date, a signed Notice of Assignment in substantially the form of Exhibit F hereto (the "Notice of Assignment") with respect to each Equipment Lease duly executed by Borrower and each Equipment Lessee;

            (c)  within  nine  (9)  months  of  the  Closing  Date,   eight  (8)
Replacement Units replacing the eight (8) Items of Equipment that have become casualties under the Canadian National Railway Company Equipment Lease; and

            (d) within twenty one (21) days of the Closing Date, a favorable opinion of Scott & Aylen, special Canadian counsel to the Borrower, covering the matters set forth in Exhibit D-2 hereto.

                                  ARTICLE 4.
                        REPRESENTATIONS AND WARRANTIES

     SECTION 1.041 Representations and Warranties of the Borrower. The Borrower represents, warrants and covenants as follows:

            (a) Incorporation. The Borrower is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has full power and authority to own its property and carry on its business as currently conducted and is duly qualified to do business in the State of Illinois and in such other jurisdictions in which the failure to so qualify would have a material adverse effect upon the operations, properties, prospects or financial condition of the Borrower and its Subsidiaries taken as a whole.

            (b)  Reports.  The Borrower has caused to be furnished to the Lender the following: the Borrower's annual report for 1995 (the "1995 Annual Report"), and unaudited financial statements of the Borrower for the same periods which are regularly prepared for its railcar operations, including balance sheets, statements of income, and statements of cash flow. The audited financial statements in the 1995 Annual Report have been certified by an independent public accountant. All of such documents, as of the respective dates thereof, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of the respective dates thereof and the consolidated results of its and their operations for the respective periods covered thereby, all in accordance with GAAP (but in the case of unaudited statements, subject to the absence of footnotes and year-end adjustments). Neither the Borrower nor any of its Subsidiaries had any material direct or contingent liabilities as of such dates which are not provided for or reflected in such balance sheets or referred to in the notes thereto. There has been no material adverse change in the business, operations, assets, properties, earnings, condition (financial or otherwise) or reasonable foreseeable prospects of the Borrower and its Subsidiaries from that reflected on the 1995 Annual Report.

            (c) Litigation. Except as specifically disclosed in the 1995 Annual Report of the Borrower, there are no actions, suits or proceedings, whether or not purportedly on behalf of the Borrower, pending or, to the knowledge of the Borrower, pending against, threatened against or affecting the Borrower or any of its Subsidiaries or any property rights of the Borrower or any of its Subsidiaries at law, or in equity, or before any commission, governmental department, board, agency or instrumentality, domestic or foreign, or before any arbitrator which could materially and adversely affect the business, or the operations, properties, assets or financial condition of the Borrower or the Borrower and its Subsidiaries, taken as a whole; and neither the Borrower nor any of its Subsidiaries, to its or their knowledge, is in default in any material respect under any order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, or agency or instrumentality, which default could materially and adversely affect the business, the operations, properties, assets or financial condition of the Borrower or the Borrower and its Subsidiaries, taken as a whole.

            (d) Authority of Borrower; No Conflicts. The execution, delivery and performance by the Borrower of the Loan Documents and the Equipment Leases are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action of the Borrower. Neither the execution and delivery of any of the Loan Documents or any of the Equipment Leases, nor the consummation of the transactions herein or therein contemplated nor the fulfillment of, or compliance with, the terms and provisions thereof will (i) conflict with, or result in a breach of, any of the terms, conditions or provisions of (A) any law, or any regulation, order, writ, injunction or decree of any court or governmental instrumentality, domestic or foreign, or (B) the corporate charter, as amended, or the bylaws, as amended, of the Borrower, or (C) any bond, debenture, note, mortgage, indenture, agreement, lease or other instrument to which the Borrower or any of its Subsidiaries is a party or (ii) constitute, with the giving of notice or the passage of time or both, a default under any such agreement or instrument, or
(iii) result in the creation or imposition of any lien, charge, security interest or other encumbrance of any nature whatsoever upon any property of the Borrower or any of its Subsidiaries (except for the Liens contemplated or permitted by the Loan Documents) pursuant to the terms of any such agreement or instrument.

            (e) Patents. The Borrower has all patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights and copyrights that the Borrower considers necessary to the conduct of its business as currently operated or proposed to be operated.

            (f) Governmental Authority. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any of the Loan Documents or any of the Equipment Leases or for the creation and perfection of the first priority security interest on the Collateral intended to be created in favor of the Lender under the Security Agreement except for the filing of the Security Agreement with the Surface Transportation Board pursuant to 49 U.S.C. 11301 and any required filings with the Registrar General of Canada.

            (g) Tax Returns. (i) The Borrower and each of its Subsidiaries have filed or caused to be filed, or have timely requested and, if necessary, have obtained, an extension to file all federal and state and local tax returns which, to the Borrower's knowledge, are required to be filed, and have paid, or made provisions for the payment of, all taxes which have or may have become due pursuant to such returns or pursuant to any assessment received by them, against them or any of their properties, and all other taxes, fees or other charges imposed on them or any of their properties, other than taxes which are being contested in good faith by appropriate proceedings and with respect to which appropriate reserves in accordance with GAAP consistently applied have been provided on their books; and (ii) no tax liens have been filed and no claims are being asserted with respect to any such taxes, fees or other charges, other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which appropriate reserves in accordance with GAAP consistently applied have been provided on their books.

            (h) Enforceability of Agreements. Assuming due authorization, execution and delivery thereof by the Lender, this Agreement and the Security Agreement are, and the Note when executed and delivered by the Borrower hereunder will be, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms (subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and to generally applicable principles of equity).

            (i) Investment Company. The Borrower is not an "investment company" as such term is defined under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, nor will the making of the Loan hereunder by the Lender on the terms and conditions hereunder provided and the use of the proceeds therefrom by the Borrower result in any violation by the Borrower or any of its affiliates of any of the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

            (j) Ownership of Collateral. The Borrower has good and marketable title to the Collateral, free and clear of all Liens, other than (i) Permitted Liens and Liens created by the Security Agreement in favor of the Lender, (ii) the FNB Lien and (iii) the rights of the Equipment Lessees to use the Equipment pursuant to the Equipment Leases, and the Borrower will warrant and defend the title to the Collateral against all claims and demands of all persons whatsoever except persons claiming by or through the Lender.

            (k) Margin  Regulations  G, T, U, X. The proceeds of the  borrowings made  pursuant  to this  Agreement  will be used by the  Borrower  only  for the purposes set forth in Section 2.07 hereof. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing any margin stock as such term is defined in Regulation G or U issued by the Board of Governors of the Federal Reserve System of the United States (the "Board"), as applicable ("Margin Stock"), or to extend credit to any other person for the purpose of purchasing or carrying any Margin Stock. The Borrower is not engaged principally, or as one of its important business activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. Neither the Borrower nor any Subsidiary nor any agent acting in its or on their behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended.

            (l)  Securities  Act of  1933.  Neither  the  Borrower  nor,  to its
knowledge, anyone acting on its behalf has directly or indirectly offered or sold any interest in the Collateral, other securities or beneficial interests in the Equipment to, solicited offers to buy any interest in the Collateral, other securities or beneficial interests in the Equipment from, or otherwise approached or negotiated in respect of the purchase or sale or other disposition of any interest in the Collateral, other securities or beneficial interests in the Equipment with, any Person so as to bring the transactions contemplated by this Agreement within the provisions of Section 5 of the Securities Act. The Borrower will not offer any interest in the Collateral, or other securities or beneficial interests in the Equipment to, or solicit any offer to buy any thereof from, any other Person or approach or negotiate with any other Person in respect thereof, so as to bring the transactions contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

            (m) Full Disclosure. Neither this Agreement, the schedules or other attachments hereto, nor the financial statements referred to in Section 4.01(b), nor any certificate, statement, report or other documents furnished to the Lender by the Borrower in connection herewith or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading.

            (n) ERISA. None of the employee benefit plans maintained at any time by the Borrower or any Subsidiary or the trusts created thereunder have engaged in a prohibited transaction which is not exempt under the Code or ERISA which could subject any such employee benefit plan or trust to a material tax or penalty on prohibited transactions imposed under Code Section 4975 or ERISA which could have a material adverse effect on the business, operations, assets, properties, earnings, condition (financial or otherwise) or reasonably foreseeable prospects of the Borrower or of the Borrower and its Subsidiaries, taken as a whole. None of the employee benefit plans maintained at any time by the Borrower or any ERISA Affiliate which are employee pension benefit plans subject to Title IV of ERISA, or the trusts created thereunder, have been terminated which termination has a material adverse impact on the financial condition of the Borrower or of the Borrower and its Subsidiaries, taken as a whole; nor has any such employee benefit plan incurred any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, other than for required insurance premiums which have been paid when due, or incurred any accumulated funding deficiency, whether or not waived which has a material adverse effect on the business, operations, assets, properties, earnings, condition (financial or otherwise) or reasonably foreseeable prospects of the Borrower or of the Borrower and its Subsidiaries, taken as a whole; nor has there been any reportable event (other than a reportable event as to which the 30-day notice period is waived under applicable regulations), or other event or condition, which presents a risk of termination of any such employee benefit plan by such Pension Benefit Guaranty Corporation which has a material adverse impact on the financial condition of the Borrower and its Subsidiaries, taken as a whole. The present value of all accrued benefits under the employee benefit plans maintained at any time by the Borrower or any ERISA Affiliate which are employee pension benefit plans subject to Title IV of ERISA did not, as of the most recent valuation date, exceed the then current value of the assets of such employee benefit plans allocable to such accrued benefits by an amount, determined in accordance with generally accepted accounting principles, which has a material adverse impact on the business, operations, assets, properties, earnings condition (financial or otherwise) or reasonably foreseeable prospects of the Borrower or of Borrower and its Subsidiaries, taken as a whole. Assuming the representation of the Lender in Section 4.02(a) is true and correct, the consummation of the Loan will not involve any prohibited transactions. As used herein, the terms "employee benefit plan," "employee pension benefit plan," "accumulated funding deficiency," "reportable event," and "accrued benefits" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in Code Section 4975 and ERISA.

            (o)   Equipment and Equipment Leases.

            (i) The list of Equipment Leases and all information with respect thereto set forth in Schedule A to this Agreement is accurate, true and correct. Each of such

      Equipment Leases is in full force and effect and enforceable in accordance with its terms (assuming due authorization, execution and delivery by the Equipment Lessee party thereto), each Equipment Lessee is, to the best of Borrower's knowledge, in compliance with all material provisions of the related Equipment Lease and the Borrower is not aware of any default under any of the Equipment Leases. Each such Equipment Lease is in the form of the applicable equipment lease attached hereto in Exhibit E and has not been modified, altered or amended in any material respect from such form of lease.

                  (ii)  Each  Equipment   Lease  is  valid  and  enforceable  in
      accordance with its terms (subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and to generally applicable principles of equity), is non-cancelable, all sums payable thereunder are payable in the amounts and at the times stated therein and no part thereof has been prepaid, released or modified, or encumbered or disposed of by the Borrower; any and all sums of money previously paid by any Equipment Lessee thereunder as advance payments or deposit of security have been fully disclosed to the Lender; each Equipment Lease has been entered into by the Borrower in the ordinary course of business, has been duly authorized and executed by bona fide, legally competent Equipment Lessees, which Equipment Lessees were approved by the Borrower with respect to the Equipment Lease to which it is a party based upon the Borrower's normal credit practices, is the entire agreement with each such Equipment Lessee relating to the Equipment covered thereby, has not been modified, cancelled or waived in any respect, and none of the Borrower's rights thereunder have been released, modified, encumbered or disposed of; any consent, approval, authorization of, or registration, declaration or filing with, any governmental authority (federal, state or local, domestic or foreign) required in connection with the execution, delivery or performance of any Equipment Lease by the Borrower has been obtained; the Items of Equipment covered by each Equipment Lease have been delivered, were in good working order at the time of delivery, are required by the Equipment Leases to be maintained by the Equipment Lessees, other than Cargill, Incorporated, and, in the case of the Items of Equipment subject to the Equipment Lease with Cargill, Incorporated, have been maintained, or caused to be maintained, by the Borrower, in compliance with all the AAR's mechanical regulations and industry commercial standards for revenue interchange loading, have been used for the purpose for which they were built and have been accepted by the Equipment Lessee of such Items of Equipment as being in a condition which complies with the terms and conditions of such Equipment Lease; and all financial and credit information that the Borrower may at any time furnish to the Lender relating to the Equipment Lessee under each Equipment Lease is, to the best of the Borrower's knowledge, true, complete and not misleading.

            (p) Security Interest. Upon the completion of the recordation and filing of the Security Agreement with the Surface Transportation Board pursuant to and in compliance with the provisions of 49 U.S.C. Section 11301 and the deposit, registration and filing of the Security Agreement at the office of the Registrar General of Canada pursuant to Section 90 of the Railway Act of Canada, the Lender will have a first priority perfected security interest in the Collateral.

     SECTION 1.042 Representations of the Lender.

            (a) Source of Funds. The Lender represents and warrants to the Borrower that, as of the Closing Date, no part of the funds used or to be used to make the Loan constitutes, under regulations issued by the United States Department of Labor, assets of any employee benefit plan, within the meaning of ERISA, that is subject to ERISA. For purposes of this Section 4.02, all employee benefit plans maintained by an employer and commonly controlled entities (within the meaning of Section 414(c) of the Code) shall be treated as a single plan.

            (b) Offerings by Lender. The Lender represents and warrants to the Borrower that, as of the Closing Date, it has not made any offering regarding the Commitment to more than thirty-five (35) Persons who are not "accredited investors", as such term is defined in Regulation D promulgated under the Securities Act.

                                  ARTICLE 5.
                           COVENANTS OF THE BORROWER

     SECTION 1.051 Covenants. So long as the Note or any obligation contemplated hereunder or under the Security Agreement or under any other Loan Document shall remain unpaid, the Borrower agrees, unless the Lender shall otherwise consent in writing, that:

            (a)   Event of Default Notice.

                  (i) The Borrower will deliver to the Lender, promptly after any Responsible Officer of the Borrower has knowledge of any Default or Event of Default, written notice of the occurrence of any such event.

                  (ii) The Borrower will deliver to the Lender, together with each of the annual financial statements delivered by the Borrower pursuant to Section 5.01(e) hereof, a certificate of its Responsible Officer stating whether or not, to the best knowledge of such Responsible Officer, a Default or Event of Default has occurred and is continuing, and, if so, specifying the nature and period of existence of each such Default or Event of Default and what action has been taken or is proposed to be taken with respect thereto.

            (b) Litigation. The Borrower will deliver to the Lender prompt written notice of any litigation or legal proceedings affecting the Borrower involving an amount, singly or in the aggregate, in excess of $2,000,000, whether or not covered by insurance.

            (c) Compliance with Laws, Equipment Leases. Etc. The Borrower will (i) comply, and cause each of its Subsidiaries to comply, with all laws, rules, regulations and orders applicable to the Collateral or the operation of the Borrower's or its Subsidiaries' businesses, if the failure to so comply could materially adversely affect the Borrower's business or the Collateral, such compliance to include, without limitation, paying before the same becomes delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings and for which appropriate reserves have been established on the Borrower's books in accordance with GAAP and (ii) comply, and cause each of its Subsidiaries to comply, with all of the terms, provisions, restrictions, covenants and agreements set forth in the Equipment Leases and in each and every supplement to or amendment thereof.

            (d) No Liens. The Borrower will pay or discharge, at its own cost and expense, any and all claims, liens or charges (other than those in favor of the Lender under the Security Agreement and other than Permitted Liens) on or with respect to the Collateral. The Borrower further agrees to indemnify and hold harmless the Lender from and against any direct loss, costs or expenses (including reasonable legal fees and expenses) incurred, in each case, as a result of the imposition or enforcement of any such claim, lien, or charge. Without limiting the foregoing, Borrower will not, and will not allow any Person to, file or record any financing statement or other instruments covering the Collateral in which the Borrower is named and which the Borrower has signed, as debtor or mortgagor, except for the financing statements or other instruments filed or to be filed in respect of and for the security interest provided for in the Security Agreement.

            (e) Reporting Requirements. The Borrower will furnish to the Lender:
(i) as soon as available and in any event within 90 days after the end of each of the first three quarters of each fiscal year of the Borrower, unaudited financial statements of the Borrower in the form regularly prepared for its railcar operations including a balance sheet of the Borrower as of the end of such quarter and statements of income and cash flow of the Borrower as of the end of such quarter, and statements of income and cash flow of the Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the Treasurer or President of the Borrower, including a certification that the financial statements were those used to prepare the audited certified financial statements of Borrower's parent corporation; (ii) as soon as available and in any event within 120 days after the end of each fiscal quarter of the Borrower's parent corporation a copy of Borrower's parent corporation's quarterly press release; and (iii) promptly after the sending or filing thereof, copies of all reports (other than reports on Form 13F and other reports for which the Borrower has been granted confidential treatment) and registration statements, if any, filed by Borrower with the Securities and Exchange Commission or any national securities exchange. The Borrower shall promptly furnish to the Lender such other information respecting the financial condition or operations of the Borrower or any of its Subsidiaries as such Lender may from time to time reasonably request evidencing compliance with the Loan Documents.

            (f) No Modification to Equipment Lease Payments. Except as permitted pursuant to Section 3.09 of the Security Agreement, the Borrower shall not modify, amend, accept any payment from any Equipment Lessee under or make any payments on behalf of or to any Equipment Lessee for the purpose or with the result, whether or not intended, of concealing or preventing an event of default under, any Equipment Lease. The Borrower agrees that if any payment is received by it under an Equipment Lease during the continuance of an Event of Default, such payment shall be held in trust for the sole benefit of the Lender and shall promptly be remitted by the Borrower to the Lender.

            (g) Equipment Leases. Quarterly, within fifteen (15) days after the end of each fiscal quarter of the Borrower, the Borrower shall notify the Lender in writing regarding any material change related to the Equipment Leases, including but not limited to a change in the identity of any Equipment Lessee, in the car number assigned to any Item of Equipment, in the amount of rentals, or in any terms of the Equipment Leases. Nothing in this Subsection 5.01(g) shall be construed as a waiver of Borrower's obligations under the Security Agreement with respect to the Equipment Leases.

            (h) Fundamental Changes. The Borrower shall maintain its corporate existence and shall not enter into any transaction of merger or consolidation, or change the form of organization of its business, or transfer its properties and assets substantially as an entirety to any other Person unless: (i) the Borrower is the surviving entity, or the surviving entity or the Person to whom substantially all of the properties and assets are transferred shall expressly assume the obligations of the Borrower under the Loan Documents, and (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

                                  ARTICLE 6.
                               EVENTS OF DEFAULT

      SECTION 1.061 Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

            (a) the Borrower shall fail to pay any installment of the principal or interest on any Note within three (3) Business Days after the same shall have become due and payable whether at the due date thereof or at the date fixed for prepayment or by acceleration or otherwise; or

            (b) any representation or warranty made by the Borrower herein, in any Note, in the Security Agreement or in any writing delivered by the Borrower pursuant to any of the Loan Documents shall prove to have been incorrect in any material respect when made; or

            (c) the Borrower fails or refuses to comply with the requirements of Section 5.01(f) of this Agreement; or

            (d) the Borrower shall, for more than thirty (30) days after Lender shall have demanded in writing performance thereof, fail or refuse to comply with any other of the covenants herein or in the Security Agreement on its part to be observed or performed, or to make provision satisfactory to such Lender for such compliance provided, however, that if such default is not capable of cure during such thirty (30) day period, no Event of Default shall occur under this paragraph (d) so long as such Event of Default is capable of cure, and the Lender determines in its reasonable judgment that the Borrower is diligently undertaking to cure such default and that such longer cure period shall not materially adversely affect the Lender's interest in the Collateral or the Borrower's ability to perform its obligations under any Loan Document, but in any event such longer cure period shall not exceed sixty (60) days from the date on which the Lender shall have made the original demand in writing for performance of such obligation: or

            (e) the Borrower or any Subsidiary shall fail to perform any material term, condition or covenant of any bond, note, debenture, loan agreement, indenture, trust agreement, mortgage or similar instrument to which the Borrower is a party or by which it is bound, or by which any of its Subsidiaries' respective properties or assets may be affected, or an "Event of Default" or "event of default" shall occur under any of the foregoing instruments, and as a result thereof, after the expiration of the applicable grace period, if any, any indebtedness in the original principal amount, singly or in the aggregate, in excess of Two Million Dollars ($2,000,000) included therein or secured thereby shall have been declared due and payable in accordance with the provisions of the instrument evidencing or creating or securing such indebtedness prior to the date on which such indebtedness would otherwise have become due and payable; or

            (f) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Borrower or any of its Subsidiaries under any bankruptcy, insolvency or similar act, law or statute now or hereafter in effect, or adjudging Borrower or any of its Subsidiaries a bankrupt or insolvent, or approving a petition seeking reorganization, adjustment or composition of or in respect of the Borrower under Title XI of the United States Code, as now constituted or hereafter in effect or under any other applicable Federal or State bankruptcy law or other similar law, or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of the Borrower or any of its Subsidiaries or of any substantial part of its or their property, or the entry of an order for the winding up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (g) the filing by the Borrower or any of its Subsidiaries of any petition, application, answer or consent to or for liquidation, reorganization, arrangement or any other relief under any Chapter of Title XI of the United States Code or any applicable State or Federal law or statute, as now or hereafter in effect, or the consent by the Borrower or any of its Subsidiaries to the filing of any such petition or application for the relief requested therein, or the consent by the Borrower or any of its Subsidiaries to the appointment or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or any of its Subsidiaries or of any substantial part of its or their property, or the making by the Borrower or any of its Subsidiaries of an assignment for the benefit of creditors, or the admission by the Borrower or any of its Subsidiaries in writing of its or their inability to pay its or their debts generally as they become due, or the failure of the Borrower or any of its Subsidiaries generally to pay its or their debts as such debts become due, or the taking of lawful action by the Borrower or any of its Subsidiaries or any of its officers, directors or stockholders in furtherance of any such action; or

            (h) the Security Agreement shall cease to create in favor of the Lender a valid, perfected first priority security interest in and lien on any of the Collateral (except as otherwise therein provided with respect to Permitted Liens);

            (i) failure on the part of a Responsible Officer of the Borrower to give notice to the Lender, within fifteen (15) days of the knowledge of the occurrence thereof, of any Event of Default;

            (j) any final judgment against the Borrower or any of its Subsidiaries or any attachment or execution against any of its or their property for any amount in excess of Two Million Dollars ($2,000,000) remains unpaid, unstayed or undismissed for a period of more than sixty (60) days;

            (k) (i) the failure of any Plan (defined as any qualified plan maintained by the Borrower or by a member of the Borrower's "controlled group" as defined in Section 414(b), (c), or (m) of the Code, to meet the minimum funding standard (whether or not waived) under Section 412 of the Code or
Section 302 of ERISA by an amount in excess of Two Million Dollars ($2,000,000) which continues for ten (10) days or more; (ii) the termination of any Plan under Section 4041(c) or 4042 of ERISA that would result in liability to, and would require payments from, the Borrower or one or more of its Subsidiaries, or the Borrower and one or more of its Subsidiaries of an amount in excess of Two Million Dollars ($2,000,000); (iii) the imposition of a lien, charge or encumbrance on the assets of the Borrower or any of its Subsidiaries in favor of the Pension Benefit Guaranty Corporation or any other entity, and in an amount in excess of Two Million Dollars ($2,000,000) with respect to the funding of any Plan under ERISA or the Code; or (iv) any person shall engage in any non-exempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan which could subject the Borrower or any Subsidiary to any tax, penalty, or liability which in the aggregate is material in relation to the business, operations, property or financial condition of the Borrower or of the Borrower and its Subsidiaries, taken as a whole;

            (l) the Borrower shall make or suffer any unauthorized assignment or transfer of any Item of Equipment or of the right to possession of any thereof; or

            (m) any of the Collateral, or any unit thereof, shall be attached, distrained or otherwise levied upon and the Borrower shall fail to either (i) cause such attachment, distraint or levy to be vacated within ten (10) days; or
(ii) if such Collateral consists of any Item of Equipment, within ten (10) days, grant to the Lender a lien on a Replacement Unit subject to a Replacement Lease in lieu of the Item of Equipment which was attached, distrained or otherwise levied upon and deliver the opinions, documents and instruments referred to in Sections 3.05 and 5.02(b) and (d) of the Security Agreement;

            then, and in any such event, the Lender may, by notice to the Borrower, immediately terminate the Loan and/or declare all amounts due and payable under the Note, all principal interest and other amounts payable under this Agreement or the Security Agreement to be forthwith due and payable, whereupon the Note, all such principal, interest, and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower, provided that upon the occurrence of an Event of Default described in subsections (f) and (g) above, the results that would otherwise occur upon the giving of notice by the Lender shall occur automatically without the giving of any such notice.

                                  ARTICLE 7.
                           REGISTRATION OF THE NOTE,
                RESTRICTIONS ON THE TRANSFERABILITY OF THE NOTE

     SECTION 1.071 Lender Representations and Indemnity.

            (a) By accepting delivery of the Note, the Lender represents that it is acquiring the Note for investment for its own account and not with a view to public distribution and transfer of the Note shall not be allowed if it would require registration under the Securities Act, as then amended, any other federal securities laws or regulations or the securities laws or regulations of any applicable jurisdiction.

            (b) The Lender agrees to indemnify and hold harmless Borrower against any loss or liability in connection with any violation of the Securities Act, as then amended, arising in connection from the disposition of the Note or any interest therein in violation of the provisions of this Article 7. This
Section 7.01(b) shall survive termination of this Agreement.

     SECTION 1.072 Transfer of Note.

            (a) In the event that the Note is  transferred  in  accordance  with
Section 8.05, the holder shall surrender the Note to be transferred to the Borrower at its principal office, and thereupon the Borrower shall (i) execute in favor of the transferee ("the Transferee") and the holder, as the case may be, a New Note or New Notes (hereinafter defined) in the aggregate original principal amount of the Note so surrendered, dated the date of the original Note and noting all payments made thereon, (ii) deliver such New Note or New Notes to such Transferee and the holder, as the case may be, and (iii) record the holders of the New Note or New Notes in the Register (as defined below).

            (b) Any Transferee under this Article 7 shall be subject to the same restrictions imposed on the Lender by this Agreement including without limitation the requirement that the Note bear the legend set forth in Exhibit A.

            (c) Prior to any transfer of the Note, the Transferee shall, in writing, for the benefit of the Borrower and the Lender, and any of their successors and permitted assigns: (i) give representations and warranties which are identical to the representations and warranties set forth in Section 4.02(a) and (b), and 7.01(a) hereof; and (ii) covenant to be bound by the terms of this
Article 7 (including, without limitations,  Section 7.01(b) hereof) and Sections
8.05 and 8.13.

     SECTION 1.073 Loss or Mutilation of Note. In case the Note shall become mutilated or be destroyed, lost or stolen, the Borrower, upon the written request of the holder thereof, shall execute and deliver a new Note in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. The applicant for a substituted Note shall furnish to the Borrower indemnity as may be reasonably required by the Borrower to save it harmless from all loss and risks, however remote, resulting from the execution and delivery of the substitute Note including claims for principal and interest on the purportedly lost, stolen or destroyed Note, and the applicant shall also furnish to the Borrower evidence to its satisfaction of the mutilation, destruction, loss or theft of the applicant's Note and of the ownership thereof. In case the Note has matured or is about to mature and shall become mutilated or be destroyed, lost or stolen, the Borrower may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note), if the applicant for such payment shall furnish to the Borrower indemnity as the Borrower may reasonably require to save it harmless, and shall furnish evidence to the satisfaction of the Borrower of the mutilation, destruction, loss or theft of such Note and the ownership thereof. The affidavit of the president, vice president, treasurer or assistant treasurer of the Lender or of any Transferee, which Transferee has a net worth (as determined in the accordance with GAAP) in excess of Two Hundred Million Dollars ($200,000,000), setting forth the fact of loss, theft or destruction shall be accepted as satisfactory evidence thereof and no indemnity shall be required as a condition to execution and delivery of a new Note other than the written agreement of the Lender or such Transferee, as the case may be, to indemnify the Borrower for any claims or action against it or risks (and for its attorneys' fees) resulting from the issuance of such new Note or the reappearance of the Old Note (hereinafter defined).

     SECTION 1.074 Issuance of New Note.

            (a) Each new note (the "New Note" and collectively the "New Notes") to be issued pursuant to Sections 7.02 or 7.03 hereof in exchange for or in substitution for or in lieu of an outstanding old note (the "Old Note") shall be in aggregate principal amount equal to the original unpaid principal amount of the Old Note. The New Note shall be dated the date of the outstanding Old Note and all payments and prepayments made on the Old Note shall have been deemed to have been made on the New Note. The Borrower shall mark on each New Note (i) the date to which principal and interest have been paid on such Old Note, and (ii) all payments and prepayments of principal previously made on such Old Note which are allocable to such New Note. Interest shall be deemed to have been paid on such New Note to the date on which interest shall have been paid on such Old Note, and all payments and prepayments of principal marked on such New Note, as provided in clause (i) above, shall be deemed to have been made thereon.

            (b) Upon the issuance of a New Note pursuant to this Section 7.04, the Borrower may require from the Lender or Transferee the payment of a sum to reimburse it for, or to provide it with funds for, the payment of any tax or other governmental charge or any other charges and expenses connected with the issuance of a New Note which are paid or payable by the Borrower and the Lender or Transferee shall, promptly upon request by the Borrower, so reimburse the Borrower.

     SECTION 1.075 Registered Owner. The Borrower shall cause to be kept at its principal office a register of the registration of the Note or any New Notes (such register herein called the "Register"), and shall at any reasonable time and from time to time upon request promptly provide the Lender with copies thereof and access thereto at the Borrower's expense. The Person in whose name the Note shall be registered shall be deemed and treated as the owner thereof for all purposes of this Agreement and the Borrower shall not be affected by any notice to the contrary. For the purpose of any request, direction or consent hereunder, the Borrower may deem and treat the registered owner of the Note as the owner and holder thereof without production of the Note. Payment of or on account of the principal of and interest on the Note shall be made only to or upon the order in writing of such registered owner of the Note as the owner thereof.


                                  ARTICLE 8.
                                 MISCELLANEOUS

     SECTION 1.081 Amendments. Etc. No amendment or waiver of any provision of any of the Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Borrower and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided that waivers shall be signed by the Lender.

     SECTION 1.082 Notices Etc. All notices, requests or demands and other communications from any of the parties hereto to the other shall be sufficient and shall be deemed given, made or served, (a) on personal delivery, including, without limitation, by overnight mail and courier service, (b) five (5) days after deposit with the U.S. Postal Service if sent by certified mail, postage prepaid, return receipt requested, to the other party at the address set forth below, or (c) in the case of notice by a telecommunications device, when properly transmitted, addressed to the other party at the address set forth below, or to any other address as any party may later designate by written notice.

            If to Borrower, to:

            c/o Johnstown America Industries, Inc.
            980 North Michigan Avenue
            Suite 1000
            Chicago, Illinois  60611
            Attention:  Treasurer
            Fax No.: (312) 280-4820

            With a copy to:

            Robert W. Kleinman, Esq.
            Ross & Hardies
            150 North Michigan Avenue
            Suite 2500
            Chicago, Illinois  60601-7567
            Fax No.:  (312) 750-8600

            If to Lender, to:

            NationsBanc Leasing Corporation of North Carolina
            101 South Tryon Street
            NC1-002-38-20
            Charlotte, North Carolina  28255
            Attention:  Manager, Corporate Lease Administration
            Fax No.:  (704) 386-0892

     SECTION 1.083 No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under the Security Agreement or the Note shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder or under the Security Agreement or the Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 1.084 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistently applied, except as otherwise stated herein.

     SECTION 1.085 Binding Effect; Assignments; Participation. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and its successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. The Lender holding a Note may assign its Note in whole or in part to a Transferee and/or may grant participations in the Note, except that the Lender shall not assign the Note to any Person who is, or is an Affiliate of, a commercial competitor of Borrower without Borrower's prior written consent.

     SECTION 1.086 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA (OTHER THAN THE LAWS OF THE STATE OF NORTH CAROLINA GOVERNING THE CHOICE OF LAW).

     SECTION 1.087 Submission to Jurisdiction.

            (a) Each of the Borrower and the Lender hereby irrevocably submits to the nonexclusive jurisdiction of the North Carolina District Court sitting in Mecklenburg County, North Carolina, and to the jurisdiction of the United States District Court for the Western District of North Carolina, for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by any party or its successors or assigns, and each of the undersigned hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such North Carolina court or, to the fullest extent permitted by law, in such Federal court, and each of the undersigned hereby agrees not to assert, by way of motions as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such courts. The Borrower hereby generally appoints as its attorney-in-fact, to receive service of process in such action, suit or proceeding CT Corporation (the "Agent for Service of Process"). The Borrower agrees that (without prejudice to any other lawful method of service) service of process upon such attorney-in-fact shall constitute valid service upon the Borrower or its successors or assigns. The Borrower also agrees to give the Lender thirty (30) days' advance written notice regarding any change related to the Agent for Service of Process, and so long as any amount remains outstanding and unpaid hereunder, under any Note or the Security Agreement, to maintain an agent in the State of Delaware for the receipt of process as aforesaid.

            (b) The due payment and performance of the obligations of the Borrower under the Loan Documents shall be without regard to any counterclaim or right of offset or any other claim which the Borrower may have against the Lender, and no such counterclaim (other than a compulsory counterclaim) or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by the Lender for the payment or performance of such obligations; provided, however, that if the Borrower refrains from asserting any counterclaim or offset pursuant to this Section 8.07(b), in opposing such counterclaim or offset the Lender agrees not to assert the failure of the Borrower to assert such counterclaim or offset in any such action. Nothing herein shall prevent the Borrower from commencing a separate action against the Lender.


     SECTION 1.088 Indemnity. The Borrower agrees to indemnify, protect and hold harmless the Lender and its assigns, directors, officers, employees, agents and representatives (each an "Indemnified Party") from and against all losses, damages, injuries, liabilities, claims, suits, obligations, penalties, actions, judgments, costs, interest and demands of any kind or nature whatsoever (all the foregoing losses, damages, etc. are the "indemnified liabilities"), and expenses in connection therewith (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnified Party shall be designated a party thereto, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel) arising out of, in connection with, or as the result of, any claim for personal injury or property damage arising from the operation, use, condition, possession, storage or repossession of any of the Collateral, or any claim relating to any laws, rules or regulations, including, without limitation, environmental control, noise and pollution laws, rules or regulations or the entering into or performance of this Agreement, the Note, the Security Agreement, the enforcement of any rights thereunder, the retention by the Lender of a security interest in the Collateral, any claim for personal injury or property damage arising from the operation, use, condition, possession, storage or repossession of any of the Collateral, or any claim relating to any laws, rules or regulations, including, without limitation, environmental control, noise and pollution laws, rules or regulations or arising during the period of any delivery, rejection, storage or repossession of any of the Equipment while a security interest therein remains in the Lender or during the period of the transfer of such security interest in the Collateral by the Lender pursuant to any of the provisions of the Security Agreement; provided, however, that the Borrower shall have no obligation to so indemnify any Indemnified Party for any indemnified liabilities arising from its willful misconduct or gross negligence. The foregoing indemnity shall survive the termination of this Agreement and the Security Agreement, and payment of the Note and all obligations under the Loan Documents.

     SECTION 1.089 Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

     SECTION 8.10 Headings and Table of Contents. The headings of the sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     SECTION 8.11 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected.

     SECTION 8.12 Entire Agreement. This Agreement, together with the Note and the Security Agreement, with the Schedule and the other agreements referred to herein, constitute the entire understanding between the parties with respect to the subject matter hereof. All prior agreements, understandings, representations, warranties and negotiations, if any, are merged into this Agreement, and this Agreement is the entire agreement between the parties hereto relating to the subject matter hereto. This Agreement cannot be changed or terminated orally.

     SECTION 8.13 Confidentiality. Except in connection with any actual or contemplated litigation relating to any of the Loan Documents or the transactions thereby contemplated, (a) no party hereto shall issue any press releases or make any such other like public announcements (other than as may be necessary or desirable in connection with the creation, maintenance or perfection of the Liens in favor of the Lender covering any Collateral) and (b) the information concerning the Equipment Leases, the Equipment Lessees, the financial condition and operations of the Borrower or any of its Subsidiaries disclosed to the Lender pursuant to or in connection with any Loan Document or the transactions contemplated therein shall be kept confidential and may not be reproduced, disseminated or disclosed, in whole or in part, except to the Lender's officers, directors, employees, legal counsel, agents and funding bank in connection with the administration of the Loan or as required by the Lender's auditors, legal counsel or regulators or otherwise by applicable law, rule or regulation or with the written consent of the Borrower or in connection with any actual or contemplated litigation referred to above; provided, however, that the Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to Sections 7.02 or 8.05, disclose to the Transferee or participant or proposed Transferee or participant, any information relating to the Borrower, or its Subsidiaries furnished to it by or on behalf of the Borrower, provided that prior to receiving such information, such Person shall agree in writing for the benefit of the Borrower to be bound by the terms and conditions of this Section 8.13.

     SECTION 8.14 Costs, Expenses, Taxes and Indemnities. The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, modification, and administration of, supplement to, or any consent or waiver under, the Loan Documents and the other documents to be delivered under the Loan Documents (other than legal fees in connection with the preparation, execution and delivery of the initial Loan Documents) including, without limitation, all recording and filing fees in connection with the initial recordation or filing or re-recordation or re-filing of the Security Agreement and any supplement or any financing statement relating thereto, all recording and filing fees in connection with the recordation or filing of any amendments, waivers and consents, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect of the foregoing and with respect to advising the Lender as to its rights and responsibilities under the Loan Documents, and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents. The Borrower also agrees to promptly pay any stamp, value-added documentation or other similar tax payable in connection with the execution and delivery of this Agreement, any Note or any Loan Document.

     SECTION 8.15 No Third Party Beneficiary. This Agreement is solely for the benefit of the Lender and any Transferee (and their permitted assignees and participants), the Indemnified Parties, and the Borrower, and nothing contained in this Agreement shall be deemed to confer upon anyone other than the Borrower and the Lender (and such assignees or participants) any right to insist upon or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of the Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of the Lender and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by any Lender at any time if, in any Lender's sole discretion, such Lender deems it advisable or desirable to do so.

     SECTION 8.16 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall govern and prevail; provided, however, that any other Loan Document which imposes additional burdens on the Borrower or further restricts the rights of the Borrower or gives the Lender additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

     SECTION 8.17 Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement, any Loan Document or any amendment or exhibit hereto or thereto.

     SECTION 8.18 Survival of Representations. Except as otherwise specifically provided hereafter, all representations and warranties made in this Agreement and the other

Loan Documents and in any document, certificate or statement delivered in connection herewith or therewith shall survive the execution and delivery of this Agreement and the Note.

     SECTION 8.19 Survival of Indemnities the Security Agreement. All the indemnity and expense provisions set forth in this Agreement and the other Loan Documents shall survive the execution and delivery of this Agreement and the Note and the payment in full of the Loan and all other obligations hereunder or under any Loan Documents.

     SECTION 8.20 WAIVER OF JURY TRIAL. BY ITS SIGNATURE BELOW WRITTEN EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS HEREIN DESCRIBED OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officer thereunto duly authorized as of the date first above written.

                        JAIX LEASING COMPANY


                        By:  \s\ David W. Riesmeyer
                           ---------------------------
                        Name:   David W. Riesmeyer
                        Title:  Treasurer


                        NATIONSBANC LEASING CORPORATION OF
                        NORTH CAROLINA


                        By:  \s\ George L. Robinson
                           ---------------------------
                        Name:   George L. Robinson
                        Title:  Sr. Vice President





                 [Signature Page to the Term Loan Agreement]